------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): June 28, 2002


              INDYMAC MBS, INC. (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2002, providing for the issuance of the INDYMAC MBS, INC., Mortgage
              Pass-Through Certificates, Series 2002-G).

                               INDYMAC MBS, INC.
            (Exact name of registrant as specified in its charter)

          Delaware                        333-82831            95-4791925
----------------------------           --------------     -------------------
(State or Other Jurisdiction            (Commission         (I.R.S. Employer
     of Incorporation)                  File Number)       Identification No.)

   155 North Lake Avenue
    Pasadena, California                                        91101
    --------------------                                      --------
   (Address of Principal                                     (Zip Code)
     Executive Offices)

       Registrant's telephone number, including area code (800) 669-2300
                                                         ----- --------

------------------------------------------------------------------------------

Item 5.           Other Events.
----              ------------

     On June 28, 2002, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as master servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2002-G (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
----      ------------------------------------------------------------------

    Not applicable.

    Not applicable.

    Exhibits:

         99.1. Pooling and Servicing Agreement, dated as of June 1, 2002, by and among the Company, IndyMac and the Trustee.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INDYMAC MBS, INC.



                                             By:  /s/ Victor H. Woodworth
                                                  ----------------------------
                                                  Victor H. Woodworth
                                                  Vice President



Dated:  June 28, 2002

                                 Exhibit Index



Exhibit                                                                Page
-------                                                                ----

         99.1.    Pooling and Servicing Agreement,
                  dated as of June 1, 2002, by and among,
                  the Company, IndyMac and the Trustee                  5

                                 EXHIBIT 99.1
                                 ------------


                [insert pooling and servicing agreement here]